UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2025

Zuora, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38451	20-5530976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Redwood Shores Parkway, Redwood City, California	94065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 976-9056

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ZUO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on February 14, 2025, of the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 17, 2024, by and among Zuora, Inc., a Delaware corporation (the “Company”), Zodiac Purchaser, L.L.C., a Delaware corporation (“Parent”) and Zodiac Acquisition Sub, Inc., a Delaware corporation (“Merger Sub”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, on February 14, 2025, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving such merger as a wholly owned subsidiary of Parent (the “Surviving Corporation”). Parent and Merger Sub are indirectly controlled by private investment funds affiliated with Silver Lake Group, L.L.C. (“Silver Lake”). Silver Lake has entered into the transaction in partnership with an affiliate of GIC Pte. Ltd. (“GIC”).

The description of the Merger Agreement and the transactions contemplated by the Merger Agreement (including, without limitation, the Merger) in this Current Report on Form 8-K (this “Current Report”) does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report is incorporated herein by reference.

Concurrently with the closing of the Merger, the Company terminated that certain Loan and Security Agreement, dated as of June 14, 2017 and as amended from time to time, by and between Silicon Valley Bank and the Company in accordance with its terms.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report is incorporated herein by reference.

Immediately prior to the Effective Time (as defined below), Parent and the Company entered into that certain Repurchase Agreement, dated as of February 14, 2025, pursuant to which the Company repurchased from SLA II CM Zodiac Holdings, L.P. $103,066,756.62 aggregate principal amount of the Company’s 3.95% / 5.50% Convertible Senior PIK Toggle Notes due March 31, 2029 (the “Repurchased Notes”) issued pursuant to the Indenture, dated as of March 24, 2022, between the Company and U.S. Bank Trust Company, National Association, as trustee, as amended and supplemented by the First Supplemental Indenture, dated as of September 22, 2023 and as further amended and supplemented from time to time, for an aggregate cash purchase price of $130,000,000. Upon such repurchase, the Repurchased Notes were cancelled.

At the effective time of the Merger (the “Effective Time”), (a) Merger Sub merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent, (b) each issued and outstanding share of Class A common stock of the Company, par value $0.0001 per share (the “Company Class A Common Stock”), and Class B common stock of the Company, par value $0.0001 per share (the “Company Class B Common Stock”, and together with the Company Class A Common Stock, the “Company Common Stock”) as of immediately prior to the Effective Time (other than any shares of Company Common Stock held in the treasury of the Company, any Rollover Shares (as defined below), any shares of Company Common Stock owned by Parent or Merger Sub, or any shares of Company Common Stock as to which appraisal rights have been properly exercised in accordance with Delaware law) was automatically cancelled and converted into the right to receive $10.00 in cash without interest (the “Merger Consideration”), (c) each share of Company Common Stock held in the treasury of the Company, each Rollover Share (as defined below) and any shares of Company Common Stock owned by Parent or Merger Sub immediately prior to the Effective Time were automatically canceled and ceased to exist and no consideration was delivered in exchange therefor and (d) each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time was automatically converted into and became one fully paid, nonassessable share of common stock, par value $0.00001 per share, of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and constitute the only outstanding shares of capital stock of the Surviving Corporation.

Immediately prior to the Effective Time, (a) Tien Tzuo and certain of his affiliates (collectively, the “CEO Parties”) contributed to an indirect parent company of Parent shares of Company Common Stock with an aggregate value (based on the Merger Consideration) equal to approximately $70,000,000 in exchange for equity interests in such indirect parent company of Parent (such shares, the “CEO Rollover Shares”) and (b) certain members of management of the Company (the “Rollover Management”) contributed to an indirect parent company of Parent certain of their shares of Company Common Stock in exchange for equity interests in such indirect parent company of Parent (such shares, the “Management Rollover Shares”, and together with the CEO Rollover Shares, the “Rollover Shares”). As a result of the Merger, the Rollover Shares contributed to such parent company of Parent by the CEO Parties and the Rollover Management were automatically canceled, ceased to exist and no consideration was delivered in exchange thereof.

Immediately prior to the Effective Time, each outstanding option to purchase Company Common Stock that was granted under any Company Stock Plan (as defined by the Merger Agreement) (“Company Stock Option”), whether or not vested and exercisable, that has a per share exercise price that is less than the Merger Consideration was cancelled and converted into the right to receive from Parent or the Surviving Corporation an amount in cash, without interest and subject to applicable withholding taxes, equal to the product obtained by multiplying (a) the excess of the Merger Consideration over the per share exercise price of such Company Stock Option, by (b) the number of shares of Company Common Stock issuable upon the exercise of such Company Stock Option immediately prior to the Effective Time. Immediately prior to the Effective Time, each outstanding Company Stock Option, whether or not vested and exercisable, that has a per share exercise price that is equal to or greater than the Merger Consideration was cancelled for no consideration.

Immediately prior to the Effective Time, each outstanding award of restricted stock units covering shares Company Common Stock subject to vesting conditions based solely on continued employment or service that was granted under any Company Stock Plan (“Company RSUs”) was cancelled and converted into the right to receive from Parent or the Surviving Corporation an amount in cash, without interest and subject to applicable withholding taxes, equal to the product obtained by multiplying (a) the number of shares of Company Common Stock subject to such Company RSUs by (b) the Merger Consideration, with such amount vesting and becoming payable by the Surviving Corporation subject to and in accordance with the vesting schedule and other terms and conditions (including acceleration provisions) applicable to the corresponding Company RSU immediately prior to the Effective Time to which such payment relates.

Immediately prior to the Effective Time, each outstanding award of restricted stock units subject, in whole or in part, to performance-vesting conditions, including performance goals or metrics, that was granted under any Company Stock Plan (“Company PSUs”) (other than Company PSUs that are forfeited in accordance with their terms if the applicable performance condition is not satisfied prior to the Effective Time) were cancelled and converted into the right to receive from Parent or the Surviving Corporation an amount in cash, without interest and subject to applicable withholding taxes, equal to the product obtained by multiplying (a) the number of shares of Company Common Stock subject to such Company PSUs immediately prior to the Effective Time, determined in accordance with the applicable award agreement governing such Company PSU by (b) the Merger Consideration, with such amount vesting and becoming payable by the Surviving Corporation subject to and in accordance with any applicable performance conditions, vesting schedule and other terms and conditions (including acceleration provisions) applicable to the corresponding Company PSU immediately prior to the Effective Time to which such payment relates.

Immediately prior to the Effective Time, each Company Warrant (as defined by the Merger Agreement) that was outstanding and unexercised immediately prior to the Effective Time, ceased to represent a warrant exercisable for shares of Company Common Stock and was cancelled. Because the Merger Consideration was less than the exercise price of the Company Warrants, no holder of any Company Warrants is entitled to any payments in respect of the Company Warrants in the Merger.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report is incorporated herein by reference.

On February 14, 2025, in connection with the completion of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed and requested that the NYSE suspend trading of the Company Class A Common Stock on the NYSE prior to the opening of trading on February 14, 2025. The Company has requested that the NYSE file a notification of removal from listing on Form 25 with the SEC with respect to the Company Class A Common Stock in order to effect the delisting of such shares from the NYSE. Such delisting will result in the deregistration of the Company Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a Form 15 requesting the deregistration of the Company Class A Common Stock under Section 12(g) of the Exchange Act, which will suspend the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act with respect to the Company Class A Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Item 2.01, Item 3.01 and Item 5.03 of this Current Report is incorporated herein by reference.

Pursuant to the Merger Agreement and in connection with the completion of the Merger, each share of Company Common Stock (except as described in Item 2.01 of this Current Report) was automatically cancelled and converted into the right to receive the Merger Consideration.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note and under Item 2.01 and Item 3.01 of this Current Report is incorporated herein by reference.

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent. In connection with the Merger, the aggregate purchase price paid for all outstanding shares of the Company (except as described in Item 2.01 of this Current Report) was approximately $1.7 billion. The funds used to complete the Merger and the transactions contemplated thereby were provided by equity contributions from funds managed by affiliates of Silver Lake and GIC, as well as third-party debt financing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report is incorporated herein by reference.

In connection with the Merger, at the Effective Time, each of the directors of the Company (Tien Tzuo, Jason Pressman, Omar Abbosh, Sarah Bond, Laura Clayton McDonnell, Ken Goldman, Amy Guggenheim Shenkan, Tim Haley, John D. Harkey Jr. and Joe Osnoss) resigned as directors of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1 to this Current Report, which is incorporated herein by reference.

In addition, at the Effective Time, the bylaws of the Company, as in effect immediately prior to the Merger, were amended and restated to be in the form of the bylaws attached as Exhibit 3.2 to this Current Report, which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information set forth in the Introductory Note of this Current Report is incorporated herein by reference.

On February 13, 2025, the Company held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the Company’s definitive proxy statement filed with the SEC on December 31, 2024, as amended and supplemented, and first mailed to the Company’s stockholders on or about December 31, 2024.

As of December 31, 2024, the record date for the Special Meeting, there were 145,840,655 shares of the Company Class A Common Stock and 8,639,794 shares of the Company Class B Common Stock outstanding. There were 100,305,177 shares of the Company Class A Common Stock and 8,532,815 shares of the Company Class B Common Stock present in person or represented by proxy at the Special Meeting, which constituted a quorum for the transaction of business. In deciding the proposals at the Special Meeting, each share of the Company Class A Common Stock represented one vote and each share of the Company Class B Common Stock represented ten votes. The final results for the votes regarding each proposal are set forth below.

Proposal 1 (the “Merger Proposal”) was to consider and vote on the proposal to adopt the Merger Agreement. Approval of the Merger Proposal required the affirmative vote of (1) the holders of a majority of the voting power of the outstanding shares of capital stock of the Company entitled to vote thereon, voting as a single class (the “Majority Vote”), (2) the holders of a majority of the voting power of the outstanding shares of capital stock of the Company held by the Unaffiliated Company Stockholders (as defined in the Merger Agreement) entitled to vote thereon, voting as a single class (the “Unaffiliated Stockholder Vote”) (144,769,191 outstanding shares of Company Class A Common Stock and 1,511,850 outstanding shares of Company Class B Common Stock entitled to vote thereon), and (3) the holders of a majority of the outstanding shares of the Company Class A Common Stock and the Company Class B Common Stock entitled to vote thereon, each voting separately as a class (each, the “Class A Vote” and “Class B Vote”).

	For	Against	Abstain
Majority Vote	171,176,623	6,610,286	7,846,418
Unaffiliated Stockholder Vote	85,219,069	6,610,286	7,846,418
Class A Vote	85,909,073	6,549,686	7,846,418
Class B Vote	85,267,550	60,600	0

The Merger Proposal was approved by the Company’s stockholders at the Special Meeting.

Proposal 2 (the “Compensation Proposal”) was to consider and vote on the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by the Company to its named executive officers in connection with the Merger. Approval of the Compensation Proposal required the affirmative vote of the holders of a majority of the voting power of the Company Common Stock entitled to vote on such matter that were present in person or represented by proxy at the meeting and voted for or against the matter.

For	Against	Abstain
168,319,358	6,301,743	11,012,226

The Compensation Proposal was approved by the Company’s stockholders at the Special Meeting.

Proposal 3 (the “Adjournment Proposal”) was to consider and vote on the proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. Approval of the Adjournment Proposal required the affirmative vote of the holders of a majority of the voting power of the Company Common Stock entitled to vote on such matter that were present in person or represented by proxy at the meeting and voted for or against the matter.

For	Against	Abstain
167,167,026	10,386,943	8,079,358

The Adjournment Proposal was approved by the Company’s stockholders at the Special Meeting.

Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to approve the Merger Proposal.

Item 8.01	Other Events.

On February 14, 2025, the Company issued a press release announcing the completion of the Merger. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1
Agreement and Plan of Merger, dated as of October 17, 2024, by and among Zuora, Inc., Parent and Merger Sub (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 18, 2024).*

10.1
Voting, Support and Rollover Agreement, dated as of October 17, 2024, by and among Zodiac Purchaser, L.L.C., Zodiac Holdco, L.L.C., Silver Lake Alpine II, L.P., Zuora,
Inc., and the stockholders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 18, 2024).

3.1	Amended and Restated Certificate of Incorporation of Zuora, Inc., dated as of February 14, 2025.
3.2	Second Amended and Restated Bylaws of Zuora, Inc., dated as of February 14, 2025.
99.1	Press Release dated as of February 14, 2025.
104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

*
All schedules to the Merger Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zuora, INC.
(Registrant)

Dated: February 14, 2025	By:	/s/ Andrew M. Cohen
Andrew M. Cohen
Chief Legal Officer and Corporate Secretary